UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

SLR Senior Investment Corp.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00849	27-4288022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 993-1670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SUNS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On December 1, 2021, SLR Senior Investment Corp., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SLR Investment Corp., a Maryland corporation (“SLRC”), Solstice Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of SLRC (“Merger Sub”), and SLR Capital Partners, LLC, a Delaware limited liability company and investment adviser to each of SLRC and the Company (the “SLR Capital Partners”). The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and as a wholly-owned subsidiary of SLRC (the “Merger”), and, immediately thereafter, the Company will merge with and into SLRC, with SLRC continuing as the surviving company (together with the Merger, the “Mergers”).

On January 17, 2022, a stockholder complaint was filed in the United States District Court for the Eastern District of New York, against SLRC and the members of SLRC’s Board of Directors (the “SLRC Board”), entitled Gates v. SLR Investment Corp., et al., No. 1:22-cv-00261 (the “Gates Complaint”). On January 21, 2022, a stockholder complaint was filed in the United States District Court for the Southern District of New York, against SLRC and the members of the SLRC Board, entitled Shumacher v. SLR Investment Corp., et al., No. 1:22-cv-00576 (the “Shumacher Complaint”). On January 31, 2022, two putative class action stockholder complaints were filed in the Circuit Court for Baltimore City, Maryland against the Company and the members of the Board of Directors of the Company (the “SUNS Board”), captioned respectively Neal v. Gross, et al., No. 24-C-22-000557 (Md. Cir. Ct. Baltimore City) (the “Neal Complaint”), and Tobin v. Gross, et al., 24-C-22-000558 (Md. Cir. Ct. Baltimore City) (the “Tobin Complaint”). On February 8, 2022, a stockholder complaint was filed in the United States District Court for the Southern District of New York, against the Company and the members of the SUNS Board, entitled Kershner v. SLR Senior Investment Corp., et al., No. 1:22-cv-01096 (the “Kershner Complaint”). On February 21, 2022, a stockholder complaint was filed in the United States District Court for the Southern District of New York, against the Company and the members of the SUNS Board, entitled Sharp v. SLR Senior Investment Corp., et al., No. 1:22-cv-01418 (the “Sharp Complaint”). On February 22, 2022, a stockholder complaint was filed in the United States District Court for the Southern District of New York, against the Company, the members of the SUNS Board, SLRC, and SLR Capital Partners, entitled Ciccotelli v. SLR Senior Investment Corp., et al., No. 1:22-cv-01454 (the “Ciccotelli Complaint”). On February 22, 2022, a stockholder complaint was filed in the United States District Court for the Eastern District of Pennsylvania, against the Company and the members of the SUNS Board entitled Justice v. SLR Senior Investment Corp., et al., No. 2:22-cv-00673 (the “Justice Complaint” and together with the Gates Complaint, the Shumacher Complaint, the Neal Complaint, the Tobin Complaint, the Kershner Complaint, the Sharp Complaint, and the Ciccotelli Complaint, the “Merger Complaints”).

The Merger Complaints seek, among other things, supplemental disclosures be made to the joint definitive proxy statement/prospectus initially filed on December 16, 2021 (the “Proxy Statement”) to address the alleged materially misleading and incomplete disclosures and to enjoin the closing of the Merger.

The Company, SLRC, the SUNS Board and the SLRC Board believe that the Company and SLRC have previously disclosed all information required to be disclosed to ensure that their respective stockholders can make an informed vote at the Special Meeting (as defined below) and that the additional disclosures requested by the plaintiffs are immaterial. Accordingly, the Company, SLRC, the SUNS Board and the SLRC Board believe these claims are without merit. However, in order to reduce the costs, risks and uncertainties inherent in litigation, to reduce the risk of any potential delay of the consummation of the Mergers, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K (the “Report”). Nothing in this Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company, the SUNS Board, SLRC and the SLRC Board specifically deny all allegations in the Merger Complaints that any additional disclosure was or is required.

The SUNS Board, including all of the independent directors, continues to unanimously recommend that the Company’s stockholders entitled to vote at the Special Meeting vote “FOR” the Merger Proposal (as defined in the Proxy Statement).

These supplemental disclosures will not affect the merger consideration to be issued by SLRC in connection with the Mergers or the timing of the Company’s Special Meeting of Stockholders scheduled for March 21, 2022 at 11:30 a.m. Eastern Time, which will be held virtually at the following website: www.virtualshareholdermeeting.com/SUNS2022SM (the “Special Meeting”).

If you are a stockholder of the Company, you can contact the Company’s proxy solicitor, Morrow Sodali, at 800-607-0088 with any questions regarding the Special Meeting.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. For clarity, new text within restated disclosure from the Proxy Statement is presented in bold text.

The second sentence of the seventh paragraph on page 50 of the Proxy Statement is supplemented as follows:

On August 3, 2021, the SLRC and SUNS Independent Directors first preliminarily discussed a potential merger of SUNS into SLRC in an executive session with representatives of SCP (any references herein to attendance at special committee or board meetings by representatives of SCP includes Messrs. Gross and Spohler) following a regular Board meeting.

The sentences below follow the first sentence of the first paragraph on page 52 of the Proxy Statement:

Blank Rome had been invited to the meeting because it has substantial experience representing and advising the independent directors of Business Development Companies in all aspects of their responsibilities and duties as independent directors, including with respect to mergers and acquisitions, and had not done any work for SLRC, SUNS or SCP. Dechert had been invited to the meeting because it has substantial experience representing and advising Business Development Companies in all aspects of their operations, including mergers and acquisitions, and had not previously done any work for SLRC, SUNS or SCP.

The sentence below follows the third sentence of the third paragraph on page 52 of the Proxy Statement:

Each financial advisor candidate separately presented its credentials to the SLRC Special Committee and the SUNS Special Committee simultaneously so that the respective special committees could determine which, if any, of the financial advisor candidates they wished to retain.

The sentence below follows the third sentence of the fourth paragraph on page 53 of the Proxy Statement:

Houlihan Lokey further informed the SUNS Special Committee that it was reviewing certain third party valuation reports provided by management that had been prepared in the ordinary course in connection with the preparation of SLRC’s and SUNS’s quarterly reports for the quarter ending September 30, 2021.

The sentence below follows the first sentence of the seventh paragraph on page 54 of the Proxy Statement:

First, Houlihan Lokey reviewed and discussed with the SUNS Special Committee its financial analyses with respect to the proposed Mergers, including with respect to certain minor updates since the prior meeting of the SUNS Special Committee regarding an adjustment in SUNS’s interest income for 2025 by an immaterial amount related to interest income in 2024 tied to the leap year.

The first sentence of the second paragraph on page 58 of the Proxy Statement is supplemented as follows:

The SLRC Special Committee and the SLRC Board also considered that, as a result of the Mergers, certain duplicative professional services and other corporate expenses estimated by management to be approximately $1.4 million per year would be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of SLRC and SUNS on a standalone basis. The eliminated expenses are expenses that would otherwise be borne by each Company.

The first sentence of the fourth paragraph on page 61 of the Proxy Statement is supplemented as follows:

The SUNS Special Committee and the SUNS Board also considered that, as a result of the Mergers, certain duplicative professional services and other corporate expenses estimated by management to be approximately $1.4 million per year would be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of SLRC and SUNS on a standalone basis. The eliminated expenses are expenses that would otherwise be borne by each Company.

The following paragraph should be added between the chart on Page 65 and before the heading “Opinion of the Financial Advisor to the SLRC Special Committee” in the Proxy Statement:

SCP management has no intention to recommend to the SUNS Board or SLRC Board any change to the annual dividend amounts payable by SUNS, SLRC, or ProForma SLRC from the last quarter annualized dividends per share set forth below in the section titled “Market Price, Dividend and Distribution Information.” For ease of reference, the last quarter annualized dividends per share set forth below in the section titled “Market Price, Dividend and Distribution Information” are $1.20 for SUNS and $1.64 for SLRC and is expected to be $1.64 for Pro Forma SLRC as SLRC will be the surviving entity if the Mergers close. In addition, in order to satisfy the tax requirements applicable to a RIC and avoid the payment of income taxes, SUNS, SLRC, and ProForma SLRC will distribute at least 100% of taxable ordinary income to stockholders.

The fifth sentence of the fourth paragraph on page 73 of the Proxy Statement is supplemented as follows:

Using implied terminal values for SLRC calculated by applying a terminal multiple range of 0.90x to 1.10x to SLRC’s estimated NAV per share as of December 31, 2025, this analysis resulted in a range of implied values per share of SLRC Common Stock of approximately $16.91 to $22.01 per share, as compared to the closing price of SLRC Common Stock on November 26, 2021 of $19.22.

The row in the beneficial ownership table on page 151 of the Proxy Statement concerning Bruce Spohler is replaced as follows:

Name and Address of Beneficial Owner	Number of Shares of SLRC Common Stock Owned Beneficially(1)	Percentage of SLRC Common Stock Outstanding(2)	Pro Forma Percentage of SLRC Common Stock Outstanding(5)
Bruce Spohler(3)	2,582,680	6.1%	5.8%

The sentence below should be added to the end of the third footnote of the beneficial ownership table on page 151 of the Proxy Statement:

Also includes 121,506 shares held in a trust of which Bruce Spohler became co-trustee in which he and certain members of his immediate family are beneficiaries (the “Spohler Trust”) and 141,130 shares held by a limited liability company in which he holds a pro rata interest (the “Spohler LLC”). Mr. Spohler disclaims beneficial ownership of the shares in the Spohler Trust and the Spohler LLC, except to the extent of his pecuniary interest therein.

The row in the beneficial ownership table on page 164 of the Proxy Statement concerning Bruce Spohler is replaced as follows:

Name	Number of Shares of SUNS Common Stock Owned Beneficially(1)	Percentage of SUNS Common Stock Outstanding(2)
Bruce Spohler(3)	781,671	4.9%

The sentence below should be added to the end of the third footnote of the beneficial ownership table on page 164 of the Proxy Statement:

Also includes 100,000 shares held in a trust of which Bruce Spohler became co-trustee in which he and certain members of his immediate family are beneficiaries (the “Spohler Trust”) and 130,697 shares held by a limited liability company in which he holds a pro rata interest (the “Spohler LLC”). Mr. Spohler disclaims beneficial ownership of the shares in the Spohler Trust and the Spohler LLC, except to the extent of his pecuniary interest therein.

FORWARD-LOOKING STATEMENTS

Some of the statements in this Report constitute forward-looking statements because they relate to future events, future performance or financial condition or the Mergers of the Company with and into SLRC. The forward-looking statements may include statements as to: future operating results of the Company and SLRC and distribution projections; business prospects of the Company and SLRC and the prospects of their portfolio companies; and the impact of the investments that the Company and SLRC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Report involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of the Company’s and SLRC’s stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, (x) risks associated with possible disruption in the operations of the Company and SLRC or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in the Company’s and SLRC’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in the Company’s and SLRC’s publicly disseminated documents and filings. The Company has based the forward-looking statements included in this Report on information available to them on the date of this Report, and the Company assumes no obligation to update any such forward-looking statements. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that it may make directly to you or through reports that the Company in the future may file with the U.S. Securities and Exchange Commission (the “SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

This Report relates to the Mergers, along with related proposals for which stockholder approval is being sought (collectively, the “Proposals”). In connection with the Proposals, each of the Company and SLRC has filed relevant materials with the SEC, including a registration statement on Form N-14, which includes the Proxy Statement. The Proxy Statement was mailed to stockholders of the Company and SLRC on or about February 7, 2022. This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF THE COMPANY AND SLRC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SLRC, THE MERGERS AND RELATED MATTERS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by the Company, from the Company’s website at www.slrseniorinvestmentcorp.com and, for documents filed by SLRC, from SLRC’s website at www.slrinvestmentcorp.com.

Participants in the Solicitation

The Company, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of the Company is set forth in the Proxy Statement. SLRC, its directors, certain of its executive officers and certain employees and officers of SLR Capital Partners and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of SLRC is set forth in the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s and SLRC’s stockholders in connection with the Proposals is contained in the Proxy Statement. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report is not, and under no circumstances is it to be construed as, a prospectus, an advertisement, an offer to sell or a solicitation of an offer to purchase any securities in the Company, SLRC or in any fund or other investment vehicle managed by SLR Capital Partners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLR Senior Investment Corp.

Date: March 14, 2022	By:	/s/ Richard L. Peteka
Richard L. Peteka Secretary